Attached is the monthly update for the Gateway Fund as of October 31, 2005.

If you have any questions regarding the Fund, please don't hesitate to contact me.

Gateway Fund
Average Annual Total Returns
As of October 31, 2005

One Year                         6.22%
Five Years                       2.28%
Ten Years                        6.85%
From January 1, 1988             9.03%

Average Annual Total Returns
As of September 30, 2005

One Year                         8.10%
Five Years                       2.29%
Ten Years                        6.97%
From January 1, 1988             9.13%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.


Data Source: Gateway Investment Advisers, L.P.


To view the Portable Document Format file (PDF), download a free Acrobat Reader from the Adobe site at http://www.adobe.com/products/acrobat/readstep2.html

This is an advertisement. To unsubscribe from future e-mails, either simply press the "Reply" button and type in "Opt Out" or e-mail jmarko@gia.com that you do not wish to receive further e-mails.

Walter G. Sall
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH  45209
800.354.6339

------------------------------------------------------------------------------

TO:       FINANCIAL PROFESSIONALS
FROM:     WALTER G. SALL
DATE:     NOVEMBER 3, 2005
SUBJECT:  GATEWAY FUND -- OCTOBER UPDATE

o GATEWAY FUND RETAINED YEAR-TO-DATE GAINS AS BROAD EQUITY AND BOND MARKETS EDGED CLOSER TO NEGATIVE TERRITORY

o FOR THE MONTH OF OCTOBER, THE GATEWAY FUND'S HEDGING STRATEGY SOFTENED THE S&P 500 INDEX DECLINE

o BONDS CONTINUED TO SLIP AS THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX DROPPED 0.55%

o    VISIT US ON THE WEB AT www.gatewayfund.com


MONTH OF OCTOBER

October, the month for witches and goblins, lived up to its ghoulish reputation. Despite unexpectedly strong economic growth statistics at the end of October, investors had clearly prepared for the worst. Hurricanes, high natural gas prices, rising interest rates, and the ever-present fear of inflation frightened the markets as both the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined. The Gateway Fund, still dealing with historically low volatility and, consequently, lower-than-normal net premium cash flows, nevertheless was able to mitigate much of the damage that occurred in the S&P 500 Index -- the Gateway Fund declined only 0.87% versus the S&P 500 Index decline of 1.67%.

     o Investors' general optimism finally succumbed to the scope of unsettling news in early October. The 0.25% increase in the discount rate on September 20 by the Federal Open Market Committee weighed heavily on both stocks and bonds. Record-high fuel prices suggested a potential slackening of consumer spending in the approaching holiday season. The announcement of Ben Bernanke to succeed Alan Greenspan as Chairman of the Federal Reserve Board and stronger-than-expected economic growth at month-end were able to stem the downward trend and prevent more damage in an already disappointing month.

     o Bonds had no such respite. Both intermediate- and long-term bonds declined throughout the month as the draw of higher interest rates was not sufficient to offset fears of higher inflation.

     o At October 31, 2005, the Gateway Fund was 100% hedged with index call options at an average strike price between 1.5% in-the-money and 1.5% out-of-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10% out-of-the-money. The October sell-off did serve to restore a higher level of volatility and available net premium cash flows to the index options market. At month-end, the VIX stood at 15.32, continuing its generally upward trend that began in August.

YEAR-TO-DATE PERFORMANCE

As of October 31, 2005 year-to-date, the Gateway Fund earned 3.33% while the broad equity and bond markets continued to languish. For the same ten-month period, the S&P 500 Index has failed to retain its entire dividend yield, showing a total return of only 1.05%. Likewise, bonds underperformed their coupons, as the Lehman Brothers U. S. Intermediate Government/Credit Bond Index returned a meager 0.51% for the same period.

PROXY SOLICITATION

Recently, the Gateway Fund sent out a proxy statement requesting shareholder approval of two proposals. The Board of Trustees for The Gateway Trust has unanimously recommended a vote in favor of these two proposals. We urge all shareholders to review the proposals carefully and vote in a timely manner. Shareholders may vote their shares either on-line, via telephone or via mail using the pre-paid envelope provided. If you have any questions about the proxy statement itself, please don't hesitate to contact us.

GATEWAY FUND ESTIMATED 2005 DISTRIBUTIONS
As the end of 2005 approaches, estimated income dividend and capital gain information for the Fund is now being periodically updated on its website (www.gatewayfund.com) on the "What's New" page. Distribution information is also available by calling 800.354.6339 and selecting option 5.

As of November 2, 2005, the Gateway Fund anticipates net investment income sufficient to support a year-end qualified ordinary income dividend estimated at $0.46 per share. There were no estimated capital gain distributions as of November 2, 2005. It is important to realize that these are estimated figures and the amounts can change substantially up until the last day of the year.


                                               MONTH             YEAR-TO-DATE
                                                 OF                  AS OF
INVESTMENT RESULTS                            OCTOBER           OCTOBER 31, 2005

GATEWAY FUND                                   -0.87%                 3.33%
Lehman Brothers U. S. Intermediate
  Government/Credit Bond Index                 -0.55%                 0.51%
S&P 500 Index                                  -1.67%                 1.05%


                                    AVERAGE ANNUAL TOTAL RETURNS
                                       AS OF OCTOBER 31, 2005

                                          Lehman Bros. U.S.
                         GATEWAY           Int. Gvt/Credit             S&P 500
                          FUND               Bond Index                 Index
One Year                  6.22%                 0.51%                   8.72%
Three Years               7.80%                 3.32%                  12.85%
Five Years                2.28%                 5.94%                  -1.74%
Ten Years                 6.85%                 5.94%                   9.34%
Since 1/1/88              9.03%                 7.19%                  11.82%

GATEWAY FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF SEPTEMBER 30, 2005

One Year................  8.10%
Three Years............. 10.88%
Five Years..............  2.29%
Ten Years...............  6.97%
Since 1/1/88............  9.13%


Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Under certain circumstances the Gateway Fund may not own any put options, resulting in increased risk during a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.